Offerings - Offering: 1	Aug. 27, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 6,590,761.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,009.05
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. Calculated as the aggregate maximum purchase price for shares of beneficial interest.